                                                                  Exhibit No. 99

                            GLOBAL STRUCTURED FINANCE

                                    BAFC 04-3
                              30Yr FIXED RATE POOL

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $255,349,884.31
Loan Count: 518
Cutoff Date: 2004-09-01
Avg. Loan Balance: $492,953.44
Avg. Orig. Balance: $495,899.11
W.A. FICO: 739
W.A. Orig. LTV: 67.66%
W.A. Cut-Off LTV: 67.27%
W.A. Gross Coupon: 5.8292%
W.A. Servicing Fee: 0.2500%
W.A. Master Svc Fee: 0.0500%
W.A. Trustee Fee: 0.0065%
W.A. Net Coupon: 5.5227%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 355 months
W.A. Age: 5 months
% over 80 LTV: 0.62%
% with PMI: 0.62%
W.A. MI Coverage: 23.05%
W.A. MI Adjusted LTV: 67.14%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 2.26%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                        ORIGINAL BALANCE       PERCENT
                        --------------------   -------
                        100,001 - 150,000         0.11%
                        300,001 - 350,000         2.41
                        350,001 - 400,000        20.69
                        400,001 - 450,000        18.63
                        450,001 - 500,000        11.51
                        500,001 - 550,000        10.68
                        550,001 - 600,000         8.11
                        600,001 - 650,000         9.29
                        650,001 - 700,000         2.11
                        700,001 - 750,000         4.58
                        750,001 - 800,000         3.35
                        800,001 - 850,000         1.29
                        850,001 - 900,000         1.70
                        900,001 - 950,000         0.37
                        950,001 - 1,000,000       4.26
                        1,000,001 or greater      0.93
                                               -------
                        Total:                  100.00%
                                               -------

Average: $495,899.11
Lowest: $130,000.00
Highest: $1,270,000.00

--------------------------------------------------------------------------------

3. CURRENT BALANCE

                        CURRENT BALANCE        PERCENT
                        --------------------   -------
                        100,001 - 150,000         0.11%
                        250,001 - 300,000         0.12
                        300,001 - 350,000         2.81
                        350,001 - 400,000        20.63
                        400,001 - 450,000        18.52
                        450,001 - 500,000        11.55
                        500,001 - 550,000        10.71
                        550,001 - 600,000         7.70
                        600,001 - 650,000         9.29
                        650,001 - 700,000         2.11
                        700,001 - 750,000         4.58
                        750,001 - 800,000         3.35
                        800,001 - 850,000         1.62
                        850,001 - 900,000         1.37
                        900,001 - 950,000         0.37
                        950,001 - 1,000,000       4.26
                        1,000,001 or greater      0.93
                                               -------
                        Total:                  100.00%
                                               -------

Average: $492,953.44
Lowest: $129,330.77
Highest: $1,270,000.00

--------------------------------------------------------------------------------

4. LIEN POSITION

                        LIEN POSITION   PERCENT
                        -------------   -------
                        1                100.00%
                                        -------
                        Total:           100.00%
                                        -------

--------------------------------------------------------------------------------

5. COUPON

                        COUPON    PERCENT
                        -------   -------
                        5.125        0.20%
                        5.250        0.37
                        5.375        1.30
                        5.500        8.51
                        5.625       21.61
                        5.750       27.76
                        5.875       15.39
                        6.000        6.97
                        6.125        4.79
                        6.250        5.65
                        6.375        3.83
                        6.500        2.86
                        6.625        0.47
                        6.750        0.15
                        6.875        0.14
                                  -------
                        Total:     100.00%
                                  -------

W.A.: 5.829
Lowest: 5.125
Highest: 6.875

--------------------------------------------------------------------------------

6. CREDIT SCORE

                        CREDIT SCORE    PERCENT
                        ------------    -------
                        800 - 824          1.41%
                        775 - 799         22.08
                        750 - 774         26.03
                        725 - 749         17.54
                        700 - 724         14.97
                        675 - 699         10.26
                        650 - 674          4.72
                        625 - 649          2.33
                        600 - 624          0.65
                                        -------
                        Total:           100.00%
                                        -------

W.A.: 739
Lowest: 605
Highest: 810

--------------------------------------------------------------------------------

7. PRODUCT TYPE

                        PRODUCT TYPE   PERCENT
                        ------------   -------
                        30 YR FIXED     100.00%
                                       -------
                        Total:          100.00%
                                       -------

--------------------------------------------------------------------------------

8. INDEX

                        INDEX   PERCENT
                        -----   -------
                        FIX      100.00%
                                -------
                        Total:   100.00%
                                -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                        LOAN PURPOSE    PERCENT
                        -------------   -------
                        R/T Refi          56.01%
                        C/O Refi          25.09
                        Purchase          18.90
                                        -------
                        Total:           100.00%
                                        -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                        PROPERTY TYPE   PERCENT
                        -------------   --------
                        SFR                73.84%
                        PUD                21.23
                        Condo - Low         3.20
                        2-Family            1.56
                        Townhouse           0.17
                                        --------
                        Total:            100.00%
                                        --------

--------------------------------------------------------------------------------

11. STATE

                        STATE        PERCENT
                        ----------   -------
                        California     87.56%
                        Washington      2.35
                        Oregon          1.51
                        New York        1.03
                        Illinois        0.95
                        Other           6.59
                                     -------
                        Total:        100.00%
                                     --------

--------------------------------------------------------------------------------

12. ZIP CODE

                        ZIP CODE   PERCENT
                        --------   -------
                        94583         2.26%
                        94506         1.54
                        94549         1.40
                        94526         1.19
                        95120         1.14
                        Other        92.45
                                   -------
                        Total:      100.00%
                                   -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                        OCCUPANCY STATUS   PERCENT
                        ----------------   -------
                        Primary              98.51%
                        Secondary             1.03
                        Investor              0.46
                                           -------
                        Total:              100.00%
                                           -------

--------------------------------------------------------------------------------

14. DOCUMENTATION

                        DOCUMENTATION   PERCENT
                        -------------   --------
                        Full/Alt           77.44%
                        Limited            22.56
                                        --------
                        Total:            100.00%
                                        --------

--------------------------------------------------------------------------------

15. ORIGINAL LTV

                        ORIGINAL LTV    PERCENT
                        -------------   --------
                        15.01 - 20.00       0.26%
                        20.01 - 25.00       0.21
                        25.01 - 30.00       0.36
                        30.01 - 35.00       0.34
                        35.01 - 40.00       1.62
                        40.01 - 45.00       2.46
                        45.01 - 50.00       3.78
                        50.01 - 55.00       5.37
                        55.01 - 60.00       9.81
                        60.01 - 65.00      12.52
                        65.01 - 70.00      14.78
                        70.01 - 75.00      14.87
                        75.01 - 80.00      33.01
                        80.01 - 85.00       0.15
                        85.01 - 90.00       0.32
                        90.01 - 95.00       0.14
                                        --------
                        Total:            100.00%
                                        --------

W.A.: 67.66%
Lowest: 18.99%
Highest: 94.09%

--------------------------------------------------------------------------------

16. CURRENT LTV

                        CURRENT LTV     PERCENT
                        -------------   --------
                        15.01 - 20.00       0.26%
                        20.01 - 25.00       0.21
                        25.01 - 30.00       0.36
                        30.01 - 35.00       0.34
                        35.01 - 40.00       1.62
                        40.01 - 45.00       2.62
                        45.01 - 50.00       3.61
                        50.01 - 55.00       6.25
                        55.01 - 60.00       9.72
                        60.01 - 65.00      12.85
                        65.01 - 70.00      13.98
                        70.01 - 75.00      15.20
                        75.01 - 80.00      32.37
                        80.01 - 85.00       0.15
                        85.01 - 90.00       0.32
                        90.01 - 95.00       0.14
                                        --------
                        Total:            100.00%
                                        --------

W.A.: 67.27%
Lowest: 18.91%
Highest: 93.69%

--------------------------------------------------------------------------------

17. MI PROVIDER

                        MI PROVIDER   PERCENT
                        -----------   -------
                        NONE            99.38%
                        GEMIC            0.47
                        MGIC             0.14
                                      -------
                        Total:         100.00%
                                      -------

--------------------------------------------------------------------------------

18. PREPAY FLAG

                        PREPAY FLAG   PERCENT
                        -----------   -------
                        N              100.00%
                                      -------
                        Total:         100.00%
                                      -------

--------------------------------------------------------------------------------

19. DELINQUENCY*

                        DELINQUENCY*   PERCENT
                        ------------   -------
                        0-29 days       100.00%
                                       --------
                        Total:          100.00%
                                       -------

* OTS method

--------------------------------------------------------------------------------

20. ORIGINAL TERM

                        ORIGINAL TERM   PERCENT
                        -------------   -------
                        360              100.00%
                                        -------
                        Total:           100.00%
                                        -------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. REMAINING TERM

                        REMAINING TERM   PERCENT
                        --------------   -------
                        343 - 348           3.59%
                        349 - 354          18.83
                        355 - 360          77.59
                                         -------
                        Total:            100.00%
                                         -------

W.A.: 355.3 months
Lowest: 346 months
Highest: 360 months

--------------------------------------------------------------------------------

22. LOAN AGE

                        LOAN AGE   PERCENT
                        --------   -------
                        0             1.95%
                        1 - 6        82.18
                        7 - 12       15.32
                        13 - 18       0.56
                                   -------
                        Total:      100.00%
                                   -------

W.A.: 4.7 months
Lowest: 0 months
Highest: 14 months

--------------------------------------------------------------------------------

23. ORIGINATOR

                        ORIGINATOR   PERCENT
                        ----------   -------
                        AHM             5.50%
                        ALLIANCE        0.33
                        LOANCITY       94.17
                                     -------
                        Total:        100.00%
                                     -------

--------------------------------------------------------------------------------

24. SERVICER

                        SERVICER   PERCENT
                        --------   -------
                        WMMSC       100.00%
                                   -------
                        Total:      100.00%
                                   -------

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                                    BAFC 04-3
                              15Yr FIXED RATE POOL

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $119,707,411.71
Loan Count: 234
Cutoff Date: 2004-09-01
Avg. Loan Balance: $511,570.14
Avg. Orig. Balance: $526,880.09
W.A. FICO*: 739
W.A. Orig. LTV: 57.52%
W.A. Cut-Off LTV: 55.88%
W.A. Gross Coupon: 5.2296%
W.A. Servicing Fee: 0.2500%
W.A. Master Svc Fee: 0.0500%
W.A. Trustee Fee: 0.0065%
W.A. Net Coupon: 4.9231%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 174 months
W.A. Age: 6 months
% over 80 LTV: 0.00%
% with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 55.88%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 1.74%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                        ORIGINAL BALANCE       PERCENT
                        --------------------   -------
                        150,001 - 200,000         0.27%
                        300,001 - 350,000         2.47
                        350,001 - 400,000        15.42
                        400,001 - 450,000        15.95
                        450,001 - 500,000        11.29
                        500,001 - 550,000         8.88
                        550,001 - 600,000         8.13
                        600,001 - 650,000         9.73
                        650,001 - 700,000         2.77
                        700,001 - 750,000         5.34
                        750,001 - 800,000         5.68
                        800,001 - 850,000         1.36
                        900,001 - 950,000         3.04
                        950,001 - 1,000,000       8.77
                        1,000,001 or greater      0.91
                                               -------
                        Total:                  100.00%
                                               -------

Average: $526,880.09
Lowest: $160,000.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

3. CURRENT BALANCE

                        CURRENT BALANCE        PERCENT
                        --------------------   --------
                        150,001 - 200,000          0.27%
                        250,001 - 300,000          0.46
                        300,001 - 350,000          3.65
                        350,001 - 400,000         16.59
                        400,001 - 450,000         15.56
                        450,001 - 500,000         10.32
                        500,001 - 550,000          7.89
                        550,001 - 600,000          9.65
                        600,001 - 650,000          8.28
                        650,001 - 700,000          3.92
                        700,001 - 750,000          5.43
                        750,001 - 800,000          3.90
                        800,001 - 850,000          1.36
                        850,001 - 900,000          1.47
                        900,001 - 950,000          3.86
                        950,001 - 1,000,000        6.48
                        1,000,001 or greater       0.91
                                               --------
                        Total:                   100.00%
                                               --------

Average: $511,570.14
Lowest: $156,009.04
Highest: $1,083,773.26

--------------------------------------------------------------------------------

4. LIEN POSITION

                        LIEN POSITION   PERCENT
                        -------------   -------
                        1                100.00%
                                        -------
                        Total:           100.00%
                                        -------

--------------------------------------------------------------------------------

5. COUPON

                        COUPON   PERCENT
                        ------   -------
                        4.750       2.45%
                        4.875      11.25
                        5.000      22.88
                        5.125      17.42
                        5.250      11.68
                        5.375      11.21
                        5.500       5.93
                        5.625       5.91
                        5.750       7.66
                        5.875       2.66
                        6.000       0.94
                                 -------
                        Total:    100.00%
                                 -------

W.A.: 5.230
Lowest: 4.750
Highest: 6.000

--------------------------------------------------------------------------------

6. CREDIT SCORE

                        CREDIT SCORE   PERCENT
                        ------------   -------
                        800 - 824         1.61%
                        775 - 799        20.07
                        750 - 774        27.88
                        725 - 749        16.00
                        700 - 724        15.13
                        675 - 699        13.17
                        650 - 674         3.33
                        625 - 649         2.46
                        600 - 624         0.35
                                       -------
                        Total:          100.00%
                                       -------

W.A.: 739
Lowest: 600
Highest: 809

--------------------------------------------------------------------------------

7. PRODUCT TYPE

                        PRODUCT TYPE   PERCENT
                        ------------   -------
                        15 YR FIXED     100.00%
                                       -------
                        Total:          100.00%
                                       -------

--------------------------------------------------------------------------------

8. INDEX

                        INDEX    PERCENT
                        ------   -------
                        FIX       100.00%
                                 -------
                        Total:    100.00%
                                 -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                        LOAN PURPOSE   PERCENT
                        ------------   -------
                        R/T Refi         61.12%
                        C/O Refi         26.51
                        Purchase         12.37
                                       -------
                        Total:          100.00%
                                       -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                        PROPERTY TYPE   PERCENT
                        -------------   -------
                        SFR               73.57%
                        PUD               22.94
                        2-Family           1.76
                        Condo - Low        0.97
                        Townhouse          0.76
                                        -------
                        Total:           100.00%
                                        -------

--------------------------------------------------------------------------------

11. STATE

                        STATE        PERCENT
                        ----------   -------
                        California     62.93%
                        Washington      5.59
                        Oregon          3.92
                        Maryland        3.30
                        New York        2.78
                        Other          21.48
                                     -------
                        Total:        100.00%
                                     -------

--------------------------------------------------------------------------------

12. ZIP CODE

                        ZIP CODE   PERCENT
                        --------   -------
                        94563         1.74%
                        94506         1.72
                        94539         1.63
                        95120         1.46
                        94526         1.39
                        Other        92.06
                                   -------
                        Total:      100.00%
                                   -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                        OCCUPANCY STATUS   PERCENT
                        ----------------   -------
                        Primary              95.29%
                        Secondary             4.43
                        Investor              0.28
                                           -------
                        Total:              100.00%
                                           -------

--------------------------------------------------------------------------------

14. DOCUMENTATION

                        DOCUMENTATION   PERCENT
                        -------------   -------
                        Full/Alt          78.06%
                        Limited           21.94
                                        -------
                        Total:           100.00%
                                        -------

--------------------------------------------------------------------------------

15. ORIGINAL LTV

                        ORIGINAL LTV    PERCENT
                        -------------   -------
                        5.01 - 10.00       0.52%
                        20.01 - 25.00      0.35
                        25.01 - 30.00      2.49
                        30.01 - 35.00      5.45
                        35.01 - 40.00      5.43
                        40.01 - 45.00      7.27
                        45.01 - 50.00      9.28
                        50.01 - 55.00     11.94
                        55.01 - 60.00      8.48
                        60.01 - 65.00     14.27
                        65.01 - 70.00     15.22
                        70.01 - 75.00      9.01
                        75.01 - 80.00     10.28
                                        -------
                        Total:           100.00%
                                        -------

W.A.: 57.52%
Lowest: 8.78%
Highest: 80.00%

--------------------------------------------------------------------------------

16. CURRENT LTV

                        CURRENT LTV     PERCENT
                        -------------   --------
                        5.01 - 10.00        0.52%
                        20.01 - 25.00       1.01
                        25.01 - 30.00       2.63
                        30.01 - 35.00       5.77
                        35.01 - 40.00       5.52
                        40.01 - 45.00       6.56
                        45.01 - 50.00      12.46
                        50.01 - 55.00      12.24
                        55.01 - 60.00       7.66
                        60.01 - 65.00      17.84
                        65.01 - 70.00      10.28
                        70.01 - 75.00       7.95
                        75.01 - 80.00       9.57
                                        --------
                        Total:            100.00%
                                        --------

W.A.: 55.88%
Lowest: 8.38%
Highest: 79.72%

--------------------------------------------------------------------------------

17. MI PROVIDER

                        MI PROVIDER   PERCENT
                        -----------   -------
                        NONE           100.00%
                                      -------
                        Total:         100.00%
                                      -------

--------------------------------------------------------------------------------

18. PREPAY FLAG

                        PREPAY FLAG   PERCENT
                        -----------   -------
                        N              100.00%
                                      -------
                        Total:         100.00%
                                      -------

--------------------------------------------------------------------------------

19. DELINQUENCY*

                        DELINQUENCY*   PERCENT
                        ------------   -------
                        0-29 days       100.00%
                                       -------
                        Total:          100.00%
                                       -------

* OTS method

--------------------------------------------------------------------------------

20. ORIGINAL TERM

                        ORIGINAL TERM   PERCENT
                        -------------   --------
                        180               100.00%
                                        --------
                        Total:            100.00%
                                        --------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

21. REMAINING TERM

                        REMAINING TERM   PERCENT
                        --------------   -------
                        163 - 168           8.63%
                        169 - 174          37.49
                        175 - 180          53.88
                                         -------
                        Total:            100.00%
                                         -------

W.A.: 173.7 months
Lowest: 168 months
Highest: 179 months

--------------------------------------------------------------------------------

22. LOAN AGE

                        LOAN AGE   PERCENT
                        --------   -------
                        1 - 6        58.90%
                        7 - 12       41.10
                                   -------
                        Total:      100.00%
                                   -------

W.A.: 6.3 months
Lowest: 1 months
Highest: 12 months

--------------------------------------------------------------------------------

23. ORIGINATOR

                        ORIGINATOR   PERCENT
                        ----------   -------
                        AHM             5.02%
                        ALLIANCE        7.99
                        LOANCITY       86.99
                                     -------
                        Total:        100.00%
                                     -------

--------------------------------------------------------------------------------

24. SERVICER

                        SERVICER   PERCENT
                        --------   -------
                        WMMSC       100.00%
                                   -------
                        Total:      100.00%
                                   -------

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.